Fees Summary	Apr. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,089,688.66
Previously Paid Amount	0.00
Total Fee Amount	288.59
Total Offset Amount	0.00
Net Fee	$ 288.59